UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed solely to ensure the correct item number tag (Item 5.02) is reflected in the EDGAR system for the submission of the Current Report on Form 8-K filed June 28, 2018 with respect to the upcoming retirement of the Company’s chief financial officer and to conform the date listed on the cover page of the 8-K with the date of the transition agreement, June 27, 2018 (which date was disclosed and set forth in the body of the originally filed 8-K). No substantive changes have been made to the disclosures previously provided.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On June 28, 2018, Starbucks Corporation (the “Company”) issued a press release announcing that Scott Maw, executive vice president and chief financial officer, will retire on November 30, 2018 (the “retirement date”) and that the Company has commenced a search process for his successor. The Company entered into a transition agreement with Mr. Maw on June 27, 2018, which provides that:

•	if the Company hires a chief financial officer prior to the retirement date, Mr. Maw will transition to a senior advisor role but remain employed (with the same compensation and benefits) through the retirement date,

•	between the retirement date and March 31, 2019, Mr. Maw will serve as a senior consultant to the Company in exchange for $250,000 per month (the “consulting fees”),

•	subject to his execution of a release of claims and continued employment through the retirement date, Mr. Maw will receive a $400,000 cash transition bonus (the “transition bonus”), and

•	the agreement also addresses treatment of included bonus and consulting payments and equity awards in the event of certain early involuntary terminations as set forth in the agreement, which specifies the amounts payable under such limited circumstances.

The foregoing summary of the transition agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 for reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition Agreement, dated June 27, 2018, by Scott Maw and Starbucks Corporation

99.1	Press release of Starbucks Corporation dated June 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: June 28, 2018
	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel and secretary